UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 6, 2023

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

811 Louisiana, Suite 1200, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	GEL	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On June 6, 2023, Genesis Energy, L.P. (the “Partnership”) dismissed Ernst & Young LLP (“EY”) as the Partnership’s independent registered public accounting firm. On June 8, 2023, the Partnership engaged PricewaterhouseCoopers LLP (“PwC”) to serve as the Partnership’s new independent registered public accounting firm to audit the Partnership’s financial statements as of and for the fiscal year ending December 31, 2023. The audit committee of the board of directors of Genesis Energy, LLC (the “Committee”), the general partner of the Partnership, pursuant to the Committee’s charter exercised its sole authority to approve EY’s dismissal and PwC’s engagement as the Partnership’s independent registered public accounting firm.

The reports of EY on the financial statements of the Partnership as of and for the fiscal years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Partnership’s fiscal years ended December 31, 2022 and 2021, and the interim period through June 6, 2023, (i) the Partnership had no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter of such disagreements in its reports on the financial statements of the Partnership for such years and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except for the material weakness in the Company’s internal control over financial reporting previously reported in Part I, Item 4 “Controls and Procedures” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022. As discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, we concluded that the identified material weakness had been remediated.

The Partnership has provided EY with a copy of the foregoing disclosure and requested that EY furnish the Partnership with a letter addressed to the Securities and Exchange Commission stating whether or not EY agrees with the statements above concerning EY. A copy of EY’s letter, dated June 8, 2023, is attached hereto as Exhibit 16.1.

During the fiscal years ended December 31, 2022 and 2021, and the interim period through June 6, 2023, the Partnership did not consult PwC with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Partnership’s financial statements, and no written report or oral advice was provided to the Partnership by PwC that PwC concluded was an important factor considered by the Partnership in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP, dated June 8, 2023, regarding the change in certifying accountant.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P. (a Delaware limited partnership)

	By:	GENESIS ENERGY, LLC, as its sole general partner

Date: June 8, 2023	By:	/s/ Kristen O. Jesulaitis
Kristen O. Jesulaitis Chief Financial Officer and Chief Legal Officer

4